ForeRetirement II Variable Annuity

Supplement dated November 15, 2023 to your Prospectus dated May 1, 2023

BlackRock Capital Appreciation V.I. Fund

BlackRock Capital Appreciation V.I. Fund — Fund Reorganization

The Reorganization of the BlackRock Capital Appreciation V.I. Fund into the BlackRock Large Cap Focus Growth V.I. Fund (to be renamed BlackRock Large Cap Growth Equity V.I. Fund upon the Reorganization), as supplemented on October 11, 2023, will take place at the close of business on or about December 8, 2023.

This Supplement Should be Retained for Future Reference.

FRII111523FM/FA